Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated February 1, 2013
to
Prospectus dated June 4, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated June 4, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

                   You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

On January 31, 2013, we increased our public offering price from $10.45 per share to $10.50 per share. This increase in the public offering price was effective as of our February 1, 2013 semi-monthly closing and first applied to subscriptions received from January 16, 2013 through January 31, 2013. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.

Management

On January 28, 2013, the Board appointed Zachary Klehr as Executive Vice President of the Company and Stephen S. Sypherd to replace Ryan D. Conley as Vice President, Treasurer and Secretary of the Company.  In addition, on January 15, 2013, FS Advisor appointed Zachary Klehr to replace Ryan D. Conley as a member of FS Advisor’s investment committee.

This supplement supplements and amends the Prospectus to replace all references to Ryan D. Conley in connection with FS Advisor’s investment committee with Zachary Klehr.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees and Executive Officers—Executive Officers” by deleting Ryan D. Conley from the table in such section and adding the following information for Zachary Klehr and Stephen S. Sypherd to such table:

Name	Age	Positions Held
Zachary Klehr	34	Executive Vice President
Stephen S. Sypherd	35	Vice President, Treasurer and Secretary

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Trustees and Executive Officers—Executive Officers Who Are Not Trustees” by replacing the fifth paragraph of such section in its entirety with the following:

Zachary Klehr has served as our executive vice president since January 2013.  Mr. Klehr also currently serves as executive vice president of FS Investment Corporation and FS Investment Corporation II and has presided in such roles since January 2013.  Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Advisor and FSIC II Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since September 2012.  In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining Franklin Square Holdings, Mr. Klehr served as a Vice President at Versa Capital Management, a private equity firm with approximately $1 billion in assets under management, from 2007 to February 2011.  At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the Executive Office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an Associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and serves on the board of trustees of The Philadelphia School where he is a member of the executive, governance, advancement, finance and investment committees.

Stephen S. Sypherd has served as our vice president, treasurer and secretary since January 2013.  Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Investment Corporation and FS Investment Corporation II and has presided in such roles since January 2013.  Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Advisor and FSIC II Advisor, LLC since the later of August 2010 or such entity’s inception date, including as senior vice president since December 2011 and general counsel since January 2013.  He is responsible for legal and compliance matters across all entities and investment products of Franklin Square Holdings.  Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal.

Portfolio Management

This supplement supplements and amends the section of the Prospectus entitled “Portfolio Management— Investment Personnel” by replacing the second table and accompanying footnote in such section with the following:

The table below shows the dollar range of our common shares beneficially owned as of January 31, 2013 by each member of the investment committee of FS Advisor, based on the current public offering price of $10.50 per share.

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Energy and Power Fund(1)
Michael C. Forman	Over $1,000,000
David J. Adelman	Over $1,000,000
Gerald F. Stahlecker	$10,001 – $50,000
Zachary Klehr	$100,001 – $500,000
__________
(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.